UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2026, Ondas Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Project Cyclone Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Mistral, Inc., a Delaware corporation (“Mistral”), and Shoshana Banai (the “Stockholder”).

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire 100% of the issued and outstanding shares of Mistral (the “Merger”). At the closing of the Merger, upon the terms and subject to the conditions set forth in the Agreement, the Company shall pay an aggregate amount of $175,000,000, comprised of (i) $122,500,000 of shares of the Company's common stock, par value $0.0001 per share (“Common Stock”), subject to certain adjustments set forth in the Agreement, of which (a) $17,500,000 shall be deposited into an escrow account for the purpose of securing the obligations of the Stockholder as set forth in the agreement and (b) the remaining $105,000,000, shall be paid in seven equal installments within twenty days following the closing of the Merger, and (ii) $52,500,000 of shares of Common Stock shall be deposited into an escrow account and released as follows: (x) $26,250,000 on the first anniversary of the closing of the Merger, (y) $13,125,000 on the second anniversary of the closing of the Merger, and (z) $13,125,000 on the third anniversary of the closing of the Merger.

The shares of Common Stock issued pursuant to the Merger are to be registered for resale pursuant to a resale registration statement to be entered into at closing of the Merger, which is attached as Exhibit D of the Agreement.

Each of the Company, Mistral, and the Stockholder has provided customary representations, warranties and covenants in the Agreement. The completion of the Merger is subject to various closing conditions, including: (a) the requisite stockholder consent of Mistral being obtained; (b) the requisite Consents (as defined in the Agreement) being made or obtained by Mistral; (c) the requisite authorizations, Consents, orders or approvals of, or declarations or filings with, and all expirations or early terminations of waiting periods required from, or voluntarily entered into with, any Governmental Authority (as defined in the Agreement) under applicable laws shall have been filed, have occurred or been obtained; (d) the absence of any applicable laws, judgment, injunction, order or decree (whether temporary, preliminary or permanent) threatened by or pending before any Governmental Authority which seeks to prohibit the consummation of the transactions contemplated by the Agreement or obtain damages in connection therewith, and no such judgment, injunction, order or decree has been entered and not subsequently dismissed or discharged with prejudice; and (e) the absence of any Material Adverse Effect (as defined in the Agreement) with respect to Mistral.

The Agreement contains customary termination rights for both the Company and Mistral, including, but not limited to, (i) the mutual written agreement of the Company and the Stockholder; (ii) by the Company or Mistral if there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Agreement, which breach (A) would give rise to the failure of a condition set forth in the Agreement and (B) (x) such breach cannot be cured by the End Date (defined below) or (y) if capable of being cured, shall not have been cured by the earlier of (1) 30 calendar days following receipt of written notice of such breach or (2) the date that is three calendar days prior to the End Date; (iii) by the Company if within 24 hours following the execution and delivery of the Agreement, Mistral has not delivered to the Company a copy of the executed stockholder consent of Mistral; (iv) the written notice by the Company or Mistral if the closing of the Merger has not occurred on or before May 9, 2026 (the “End Date”); (v) by either the Company of Mistral upon delivery of written notice to the other if any Governmental Authority shall have issued or entered any judgment, order or decree, enacted any law or taken any other action which, in any such case, (a) permanently restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated by the Agreement, (b) would prevent the closing from occurring as contemplated by this Agreement on or prior to the applicable time on the End Date or (c) has had or would reasonably be expected to have a Material Adverse Effect; or (vi) by the Company upon delivery of written notice to Mistral, if there shall have occurred a Material Adverse Effect.

The Merger is expected to close in the second quarter of 2026.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of shares of the Common Stock in Item 1.01 above will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Regulation D thereunder.

Item 8.01. Other Events

On March 9, 2026, the Company issued a press release announcing the Agreement to acquire Mistral Inc., a U.S.-based defense prime contractor with decades of experience supporting U.S. military, federal, and public safety programs. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 8, 2026, by and among the Company, Project Cyclone Merger Sub Inc., Mistral, Inc., and Shoshana Banai.
99.1	Press Release, dated March 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2026	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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